                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement            /_/  Confidential, for Use of the
/X/   Definitive Proxy Statement                  Commission Only (as permitted
/_/   Definitive Additional Materials              by Rule 14a-6(e)(2))
/_/   Soliciting Material Pursuant to ss.240.14a-12

                             1st STATE BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           --------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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/_/   Fee paid previously with preliminary materials:-------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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






                      [1st State Bancorp, Inc. Letterhead]







                                 January 5, 2005




Dear Stockholder:

      We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of 1st State Bancorp, Inc. (the "Company") to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, February 8, 2005, at 5:30 p.m., Eastern Standard Time.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of 1st State Bank, the Company's wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

      ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

      On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                    Sincerely,

                                    /s/ James C. McGill

                                    James C. McGill
                                    President

-------------------------------------------------------------------------------

                             1st STATE BANCORP, INC.
                               445 S. MAIN STREET
                        BURLINGTON, NORTH CAROLINA 27215

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2005

-------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of 1st State Bancorp, Inc. (the "Company") will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, February 8, 2005, at 5:30 p.m., Eastern Standard Time.

      A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon the following matters:

            1. The election of three directors of the Company for three-year terms; and

            2. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 23, 2004, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ A. Christine Baker

                                          A. Christine Baker
                                          Secretary
Burlington, North Carolina
January 5, 2005

      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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                                 PROXY STATEMENT
                                       OF
                             1st STATE BANCORP, INC.
                               445 S. MAIN STREET
                        BURLINGTON, NORTH CAROLINA 27215

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                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 8, 2005
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                     GENERAL
-------------------------------------------------------------------------------

      This Proxy Statement is furnished to stockholders of 1st State Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, February 8, 2005, at 5:30 p.m., Eastern Standard Time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about January 5, 2005.


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                       VOTING AND REVOCABILITY OF PROXIES
-------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to A. Christine Baker, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

      Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in "street name" which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


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                    VOTING SECURITIES AND SECURITY OWNERSHIP
-------------------------------------------------------------------------------

      The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 23, 2004 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 2,956,373 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

      Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, the executive officers of the Company named in the Summary Compensation Table set forth under "Proposal I - Election of Directors - Executive Compensation - Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                                 SHARES OF COMMON STOCK
                                                 BENEFICIALLY OWNED              PERCENT OF
5% STOCKHOLDER:                                  AS OF THE RECORD DATE (1)       CLASS (2)
--------------                                   -------------------------       ------------

1st State Bancorp, Inc.                                305,259 (3)                  10.33%
Employee Stock Ownership Plan ("ESOP")
445 S. Main Street
Burlington, North Carolina  27215

1st State Bank Deferred Compensation                   349,072 (4)                  11.81
 Plan ("DCP")
445 S. Main Street
Burlington, North Carolina  27215

Maurice J. Koury                                       210,330 (5)                   7.11
P.O. Drawer 850
Burlington, North Carolina  27216

DIRECTORS:
---------

Bernie C. Bean                                          31,675 (7)                   1.07
James C. McGill                                        169,908 (6)                   5.60
Virgil L. Stadler                                       71,315 (7)                   2.40
James A. Barnwell, Jr.                                  61,675 (6)                   2.08
James G. McClure                                        51,746 (7)                   1.74
T. Scott Quakenbush                                     72,986 (7)                   2.46
Richard C. Keziah                                       66,179 (6)                   2.23
Richard H. Shirley                                      47,219 (7)                   1.59
Ernest A. Koury, Jr.                                     1,000 (7)                   0.03

EXECUTIVE OFFICERS:
------------------

A. Christine Baker                                      99,618                       3.32
Fairfax C. Reynolds                                     86,679                       2.89
Frank Gavigan                                           34,087                       1.15

All directors and executive
  officers of the Company
  as a group (13 persons)                              808,469                      24.85

                                                               (FOOTNOTES ON FOLLOWING PAGE)

(FOOTNOTES FOR TABLE FROM PREVIOUS PAGE)

-------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The listed amounts include 15,816, 79,078, 15,816, 15,816, 15,816,
      15,816, 15,816, 15,816, 0, 45,000, 45,000, 11,250 and 296,463 shares that
      Directors Bean, McGill, Stadler, Barnwell, McClure, Quakenbush, Keziah, Shirley and Koury, Executive Officers Baker, Reynolds and Gavigan, and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of the Record Date.
(2) Based on a total of 2,956,373 shares of Common Stock outstanding as of the Record Date.
(3) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. At the Record Date, 151,562 shares had been allocated or committed to be allocated. See footnote 7 below for information on how these shares are voted.
(4) The shares held by the DCP trust are held for the benefit of directors and executive officers of the Company in the following amounts: Mr. Bean 13,322; Mr. McGill 118,816; Mr. Stadler 18,381; Mr. Barnwell 14,263; Mr.
      McClure 13,464; Mr. Quakenbush 18,526; Mr. Keziah 19,543; Mr. Shirley 14,263; Ms. Baker 53,279; Mr. Reynolds 61,331; and Mr. Gavigan 3,884. Such individuals do not have voting or investment power over such shares.
(5) Based on a Schedule 13G filed by Mr. Koury on January 30, 2004. This total does not include 17,500 shares held by the Maurice J. Koury Foundation, Inc. (the "Koury Foundation Carolina Hosiery Mills, Inc. Employee Profit Sharing Trust ("Trust"). Mr. Koury is (a) one of four directors and president of the Koury Foundation; (b) a director, president and 23.6% shareholder of Carolina Hosiery; and (c) a trustee of the Trust. In all such cases, Mr. Koury may have input into decisions concerning the voting power over the shares held by the"), 53,500 shares held by Carolina Hosiery Mills, Inc. ("Carolina Hosiery"); and 19,000 shares held by the Koury Foundation, Carolina Hosiery and the Trust in certain limited circumstances.
(6) The listed amounts do not include shares with respect to which Directors Barnwell, Keziah and McGill share voting power by virtue of their positions as directors of 1st State Bank Foundation, Inc. (the "Foundation"), which holds 117,585 shares of Common Stock. The shares held by the Foundation are voted in the same ratio as all other shares of Common Stock are voted on any given proposal submitted to stockholders.
(7) The listed amounts do not include shares with respect to which Directors Shirley, McClure and Stadler have voting power by virtue of their positions as trustees of the trust holding 349,072 shares under the DCP nor the shares with respect to which Directors Quakenbush, Bean and Koury have voting power by virtue of their positions as trustees of the trust holding 305,259 shares under the ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the DCP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.


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                       PROPOSAL I -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

GENERAL

      The Company's Board of Directors consists of nine members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 2008 annual meeting of stockholders. The Board of Directors has nominated Richard C. Keziah, Ernest A. Koury, Jr. and Richard H. Shirley to serve as directors for a three-year period. All nominees are currently members of the Board. Under Virginia law and the Company's Bylaws, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present.

      It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.
                                       3

     The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons except Mr. Koury were appointed as directors of the Company in 1998 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank. The following directors are "independent directors" as defined under Nasdaq Rule 4200(a)(15): Richard C. Keziah, Ernest A. Koury, Jr., Richard H. Shirley, Bernie C. Bean, Virgil L. Stadler, James A. Barnwell, Jr., James G. McClure and T. Scott Quakenbush.

                                           YEAR FIRST
                            AGE AT         ELECTED AS         CURRENT
                         SEPTEMBER 30,     DIRECTOR OF         TERM
NAME                        2004            THE BANK         TO EXPIRE
----                      --------         ----------        ---------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008

Richard C. Keziah            72               1983              2005
Ernest A. Koury, Jr.         50               2000              2005
Richard H. Shirley           57               1987              2005


                         DIRECTORS CONTINUING IN OFFICE

Bernie C. Bean               74               1978              2006
James C. McGill              63               1988              2006
Virgil L. Stadler            68               1982              2006
James A. Barnwell, Jr.       64               1988              2007
James G. McClure             59               1989              2007
T. Scott Quakenbush          73               1978              2007

      Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years. The Board of Directors has determined that all directors other than the Company's Chief Executive Officer, James C. McGill, are independent directors under Nasdaq Rule 4200.

      RICHARD C. KEZIAH is Chairman and Chief Executive Officer of Monarch Hosiery Mills, Inc. in Burlington, North Carolina. He also serves on the Board of Directors of Elon Homes for Children. He also serves as a director of 1st State Bank Foundation, Inc. (the "Foundation"), a charitable foundation dedicated to charitable and community service causes within the Bank's community.

     ERNEST A. KOURY, JR. is Vice President of Carolina Hosiery Mills, Inc., a hosiery mill in Burlington, North Carolina. He serves as Vice Chairman of the Alamance County Planning Board and a member of the Elon University Board of Visitors.

     RICHARD H. SHIRLEY is President of Dick Shirley Chevrolet, Inc., an automobile dealership located in Burlington, North Carolina. He has served as the President of the Alamance County YMCA and as a member and chairman of the Economic Development Committee of the Burlington area Chamber of Commerce.

     BERNIE C. BEAN is retired. From 1988 to 1995 he was the President and General Manager of Craftique, Inc., a furniture manufacturer located in Mebane, North Carolina.

      JAMES C. McGILL is the President and Chief Executive Officer of the Company and has been the President and Chief Executive Officer of the Bank since December 1988. He has served on the Boards of Hospice of Alamance and Alamance Community College and in 1997 served as the chairman of the North Carolina Bankers Association. He also serves as a director of the Foundation.

      VIRGIL L. STADLER retired in October 2001 from his position as Chief Executive Officer of Stadler's Country Hams, Inc. in Elon College, North Carolina. He is active with the Front Street United Methodist Church and Elon Homes for Children.

      JAMES A. BARNWELL, JR. , the Chairman of the Board of Directors of the Company, is President of Huffman Oil Co., Inc., a petroleum marketer in Burlington, North Carolina. He has served on the advisory board of the Salvation Army Boys & Girls Club and the Alamance County YMCA board. He serves as a director of the Foundation. He also serves on the Board of Directors of the Alamance Regional Medical Center.

      JAMES G. McCLURE is President of Green & McClure, a retail furniture store in Graham, North Carolina. He currently serves as Chairman of the Graham Area Business Association and has served on the zoning board for the City of Graham. He is active in the Graham Presbyterian Church.

      T. SCOTT QUAKENBUSH retired in April 1997 from his position as Vice President and sales manager with Carolina Paper Box Company in Burlington, North Carolina.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following sets forth information with respect to executive officers who do not serve on the Board of Directors.

                           AGE AT
                        SEPTEMBER 30,
NAME                        2004                      TITLE
----                    -------------                 -----

A.  Christine  Baker        51                  Treasurer and Secretary of the
                                                  Company and the Bank and
                                                  Executive Vice President-Chief
                                                  Financial Officer of the Bank
Fairfax C. Reynolds         51                  Vice President and Assistant
                                                  Secretary of the Company and
                                                  Executive Vice President-
                                                  Commercial and Retail Banking
                                                  of the Bank
Frank Gavigan               46                  Senior Vice  President - Senior
                                                  Credit Officer of the Bank
John D. Hansell             67                  Manager - First Capital
                                                  Services, LLC


      A. CHRISTINE BAKER is the Treasurer and Secretary of the Company and served as the Executive Vice President, Secretary and Treasurer of the Bank since April 1985. She currently serves on the Board of the Alamance County Meals on Wheels and is active with First Presbyterian Church of Burlington. She is a member of the Board of Trustees of Elon University.

      FAIRFAX C. REYNOLDS is the Vice President and Assistant Secretary of the Company and has served as the Bank's Executive Vice President in charge of Commercial and Retail Banking since 1989. He serves on the Boards of Directors of Alamance County YMCA, the Alamance County Arts Council and the United Way of Alamance County.

      FRANK GAVIGAN has served as the Bank's Senior Vice President - Senior Credit Officer since 1990. He serves on the Boards of Directors of Hospice of Alamance County and Alamance Eldercare.

      JOHN D. HANSELL has served since May 1987 as Manager of First Capital Services Company, LLC and its predecessor, First Capital Services, Inc., entities the Company owns that sell annuities, mutual funds and insurance products on an agency basis. He has served on the small business council of the Alamance Chamber of Commerce and on the Board of Directors of the Financial Planning Association.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended September 30, 2004, the Board of Directors of the Company met 12 times and the Board of Directors of the Bank met 12 times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended September 30, 2004 and the total number of meetings held by committees on which he served during such fiscal year.

      The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During the fiscal year ended September 30, 2004, the Board of Directors' Audit Committee consisted of Directors McClure, Koury, and Shirley, who serves as Chairperson. Each of the members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. ("NASD"). Additionally, Director Shirley has background and experience that results in his having "financial sophistication" as defined by Rule 4350(d) of the of the NASD's listing standards. However, the Board has also determined that no member of the Audit Committee is an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K. Therefore, the Company does not have an "audit committee financial expert" serving on its Audit Committee. The Board of Directors has determined that by satisfying the requirements of the NASD's listing standards with a member of the Audit Committee that has the requisite "financial sophistication", the Company's Audit Committee has the financial expertise necessary to fulfill its duties. The Board of Directors has concluded that the appointment of an additional director to the Company's Audit Committee is not necessary at this time.

      The function of the Audit Committee is: to review and discuss the audited financial statements with management, internal audit and the independent auditors; to receive disclosures required by SAS No. 61 and the independence letter from the independent auditors; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; and to review and approve the internal audit plan. The Company's Board of Directors adopted a written charter for the Audit Committee which is attached hereto as Appendix A. The Audit Committee met two times during the year ended September 30, 2004.

      NOMINATING COMMITTEE. The Board of Directors' Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee consists of Directors Stadler, Koury, and Quakenbush. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is attached hereto as Appendix B. The Nominating Committee met once during the year ended September 30, 2004.

      It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder's recommendation of a director nominee no later than October 1 preceding the annual meeting of stockholders. Notice should be provided to: A. Christine Baker, Secretary, 1st State Bancorp, Inc., 445 S. Main Street, Burlington, North Carolina 27215. Such notice must contain the following information:

        o     The name of the person recommended as a director candidate;

        o All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

        o The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

        o As to the shareholder making the recommendation, the name and address, as he or she appears on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

        o A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In its deliberations, the Nominating Committee considers a candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank's market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company's then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate's qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

      With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

      COMPENSATION COMMITTEE. The Compensation Committee consists of directors Barnwell, Shirley, and McClure. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee morale. The Compensation Committee met two times during the year ended September 30, 2004.

      BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS. The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to A. Christine Baker, Secretary, 1st State Bancorp, Inc., 445 S. Main Street, Burlington, North Carolina 27215. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

      Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company's directors attended the Company's 2004 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

      The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is responsible for developing the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

      o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

      o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

      o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

      o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

      o To attract and retain top performing executive officers for the long-term success of the Company.

      In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and stock benefit plans.

      BASE SALARY. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers.

      BONUS. The Company pays a discretionary bonus on an annual basis based on satisfaction of a combination of individual and Company performance objectives. Whether bonuses are paid each year and the amount of such bonuses are determined by the Committee, subject to ratification by the Board of Directors, at year end based on the Company's ability to achieve performance goals established by the Board in each year's Business Plan. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

      STOCK BENEFIT PLANS. In addition, the Committee believes that stock-related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Board of Directors adopted a stock option plan and a management recognition plan. Stockholders approved these plans at a special meeting held on June 6, 2000.

      Under the stock option plan, the Company reserved for issuance a number of shares equal to 10% of the originally issued Common Stock. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. There are currently no options available for grant under the option plan.

      Under the management recognition plan, officers and directors were granted awards of restricted Common Stock, subject to vesting and forfeiture as determined by the Committee. Under this plan, the Company reserved for issuance a number of shares equal to 4% of the originally issued Common Stock. The purpose of a management recognition plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future. There currently are no shares available for award under this plan.

COMPENSATION OF THE PRESIDENT

      Mr. McGill's base salary is established in accordance with the terms of the employment agreement entered into between the Bank and Mr. McGill. See "-- Executive Compensation -- Employment Agreements." The Committee determines the President's compensation on the basis of several factors. In determining Mr. McGill's base salary, the Committee reviewed compensation paid to chief executive officers of similarly situated banks and non-diversified banks and other financial institutions of similar asset size. The Committee believes that Mr. McGill's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

      Mr. McGill received bonus compensation for fiscal year 2004 pursuant to the same basic factors as described above under "-- Bonus." In establishing Mr. McGill's bonus, the Committee considered the Company's overall performance, record of increase in shareholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 2004 in relation to the established Business Plan and achieving certain annual performance goals, including but not limited to return on assets and return on equity and satisfactory results of regulatory examinations and independent audits.

      The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                    Members of the Compensation Committee

                                    James A. Barnwell
                                    James G. McClure
                                    Richard H. Shirley

COMPARATIVE STOCK PERFORMANCE GRAPH

      The graph and table which follow show the cumulative total return on the Common Stock for the period from September 30, 1999 through the fiscal year ended September 30, 2004 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market, and (2) the total cumulative return of banks and bank holding companies traded on the Nasdaq Stock Market. The comparison assumes $100 was invested on September 30, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                  SEPTEMBER 30, 1999 THROUGH SEPTEMBER 30, 2004

[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq Stock Market and $100 invested in banks and bank holding companies whose equity securities are traded on the Nasdaq Stock Market. Line graph plots the cumulative total return from September 30, 1999 to September 30, 2004. Plot points are provided below.]


-------------------------------------------------------------------------
                     9/30/99  9/30/00  9/30/01  9/30/02  9/30/03  9/30/04
-------------------------------------------------------------------------

COMPANY               $100    $115.08  $139.19  $159.08  $190.30  $194.14
-------------------------------------------------------------------------

NASDAQ                 100     133.99    54.85    43.05    65.95    70.38
-------------------------------------------------------------------------

NASDAQ BANKS           100     113.80   123.96   130.14   148.77   169.02
AND BANK HOLDING
COMPANIES
-------------------------------------------------------------------------

EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for the fiscal years ended September 30, 2004, 2003 and 2002 awarded to or earned by the President and the four other executive officers who earned salary and bonus in fiscal 2004, 2003 and 2002 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.



                                                                          LONG-TERM COMPENSATION
                                                                                  AWARDS
                                      ANNUAL COMPENSATION                ------------------------
                           ---------------------------------------------  RESTRICTED  SECURITIES
                           FISCAL                       OTHER ANNUAL        STOCK     UNDERLYING      ALL OTHER
          NAME             YEAR     SALARY     BONUS    COMPENSATION (1)   AWARD(S)    OPTIONS       COMPENSATION
          ----             ------   ------     -----    ---------------- ----------  ------------   --------------

James C. McGill            2004     $175,000   $355,500    $  --             --          --           $184,118 (2)
 President and Chief       2003      175,000    422,000       --             --          --            186,378
 Executive Officer of      2002      175,000    404,500       --             --          --            208,332
 the Company and the
 Bank

A. Christine Baker         2004     $100,000   $175,500    $  --             --          --             82,407 (2)
   Treasurer and           2003      100,000    211,000       --             --          --             84,666
   Secretary of the        2002      100,000    202,250       --             --          --             99,224
   Company and the
   Bank and Executive
   Vice President-
   Chief Financial Officer
   of the Bank

Fairfax C. Reynolds        2004     $100,000   $175,500    $  --             --          --           $ 85,387 (2)
   Vice President and      2003      100,000    211,000       --             --          --             87,646
   Assistant Secretary of  2002      100,000    202,250       --             --          --            102,201
   the Company and
   Executive Vice
   President of the
   Bank

Frank Gavigan              2004     $ 85,000   $ 30,000    $  --             --          --           $ 25,036 (2)
   Senior Vice             2003       85,000     30,000       --             --          --             28,307
   President-Senior        2002       80,000     35,000       --             --          --             33,209
   Credit Officer of
   the Bank


---------------------
(1) Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2004 did not exceed 10% of the executive officer's salary and bonus.
(2) Includes $146,378, $44,666 and $47,646 accrued under the Company's Deferred Compensation Plan for the benefit of executive officers McGill, Baker and Reynolds, respectively, for service as an employee during the year ended September 30, 2004. Also includes $37,741, $37,741, $37,741 and $22,486 in shares of Common Stock committed to be allocated during the year ended September 30, 2004 under the ESOP to the accounts of executive officers McGill, Baker, Reynolds and Gavigan, respectively, and $2,550 in matching contributions under the Bank's 401(k) Plan for executive officer Gavigan.

      FISCAL YEAR END OPTION VALUES. The following table sets forth information concerning the value as of September 30, 2004 of options held by the executive officers named in the Summary Compensation Table set forth above and the options exercised during fiscal year 2004.


                                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                  SHARES                OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END (1)
                                AQUIRED ON   VALUE      ----------------------------    -----------------------------
NAME                             EXERCISE   REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                             --------   --------    -----------    -------------    -----------     -------------
James C. McGill                     --       $  --        79,078            --           $971,869        $   --
A. Christine Baker                  --          --        45,000            --            553,050            --
Fairfax C. Reynolds                 --          --        45,000            --            553,050            --
Frank Gavigan                       --          --        11,250            --            138,263            --

----------------
(1) Based on the difference between the fair market value of the underlying Common Stock as quoted on the Nasdaq National Market System on September 30, 2004 of $27.00 per share, and the exercise price of $14.71 per share, which was adjusted to reflect the effect of the return of capital of $5.17 per share paid on October 2, 2000.

      No options held by any executive officer of the Company repriced during the past ten full fiscal years.

      EMPLOYMENT AGREEMENTS AND GUARANTY AGREEMENTS. The Bank has entered into employment agreements with James C. McGill, A. Christine Baker and Fairfax C. Reynolds (each individual is referred to herein as an "Employee" and the three individuals are referred to collectively as the "Employees"). The Board believes that the employment agreements assure fair treatment of the Employees in their careers with the Company by assuring them of some financial security.

      The employment agreements provide for terms of three years each. On April 23 of each year, the anniversary date of the commencement of the employment agreements, the term of the Employee's employment will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Bank's Board of Directors that the performance of the Employee has met the required performance standards and that such employment agreements should be extended. The employment agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, vacation and sick leave and any fringe benefits that become available to senior management, including for example, any stock option or incentive compensation plans and any other benefits commensurate with their responsibilities. If the Board decides not to renew an employment agreement for any reason, and if the Employee remains an employee of the Bank until the Agreement expires, the Bank must pay the Employee an amount equal to two times total compensation if the Employee is later terminated. The employment agreements currently expire on April 23, 2007 and provide for base salaries of $175,000, $100,000 and $100,000 for Mr. McGill, Ms. Baker and Mr. Reynolds, respectively.

      The employment agreements terminate upon the Employee's death, may terminate upon the Employee's disability, are terminable for just cause, and no severance benefits are available. If the Bank terminates the Employee without just cause, the Employee is entitled to receive three times total compensation as well as continued medical and dental insurance under any group plan chosen by the Employee from the plans the Bank maintains, unless that coverage is not permitted by the terms of such plan, in which case the Bank will remit to the Employee, not less frequently than monthly, the actual cost to the Employee of equivalent insurance. These provisions are in addition to, and not in lieu of, any other rights that the Employee has under the employment agreement and will continue until the Employee first becomes eligible for participation in Medicare. If the employment agreements are terminated due to the Employee's "disability" as defined in the employment agreements, the Employee will be entitled to a continuation of his or her salary and benefits through the date of termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the employment agreements, his or her estate will be entitled to receive three times total compensation determined as of the date of death. Each Employee is able to voluntarily terminate his or her employment agreement by providing 90 days' written notice to the Board of Directors, in which case the Employee is entitled to receive only his or her compensation, vested rights, and benefits up to the date of termination.

      The Bank will pay a severance benefit equal to the difference between the product of 2.99 and the Employee's "base amount" as defined in the Internal Revenue Code Section 280G(b)(3) and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the change in control, and (ii) provide long-term disability and medical insurance for 18 months if any of the following occur:

      o the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the employment agreements (the "Protected Period");

      o the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee; or

      o the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control.

        The Employee will be paid either in one lump sum within ten days of the later of the date of the change in control and the Employee's last day of employment or if prior to the date which is 90 days before the date on which a change in control occurs, the Employee filed a duly executed irrevocable written election, payment of such amount shall be made according to the elected schedule. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the Company's or the Bank's management or policies. In addition, under the employment agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The employment agreements provide that within 10 business days of a change in control, the Company must deposit in a trust an amount equal to the Internal Revenue Code
Section 280G maximum. The payments that would be made to Mr. McGill, Ms. Baker and Mr. Reynolds assuming termination of employment under the foregoing circumstances at September 30, 2004 would have been approximately $2.6 million, $1.3 million and $1.3 million, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Bank, or obtains a written settlement, in a legal dispute as to the employment agreement, he or she will be reimbursed for legal and other expenses.

      In addition to the employment agreements, the Company has entered into guaranty agreements with each of the Employees. The guaranty agreements provide that the Company will perform all covenants and honor all obligations required to be performed or to which the Bank is subject pursuant to the employment agreements in the event that such covenants are not performed or obligations are not honored by the Bank, and that to the extent permitted by law, the Company will be jointly and severally liable with the Bank for the payment of all amounts due under the employment agreements. The guarantee agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave.

DIRECTOR COMPENSATION

      FEES. Each non-employee member of the Bank's Board of Directors receives a monthly retainer fee based on the following schedule:

      o     the Chairman of the Board - $2,000;
      o     members of the Executive Committee - $1,750; and
      o     other directors - $1,500.

In addition, non-employee members of the Company's Board of Directors receive a monthly retainer fee of $500 and members of the Audit Committee receive a fee of $250 per meeting attended. Officers who are directors are not compensated for their service as directors.

      DEFERRED COMPENSATION PLAN. The Bank adopted the DCP for the Bank's directors and select executive officers. Under the DCP, before each fiscal year begins, each non-employee director may elect to defer receipt of all or part of his future fees and any other participant may elect to defer receipt of up to 25% of his or her salary or 100% of his or her bonus compensation for the year. Deferred amounts are credited at the end of the calendar year to bookkeeping accounts in the name of each participant. No amounts were credited to the accounts of nonemployee directors during the year ended September 30, 2004. Each participant is fully vested in his or her account balance under the DCP.

      Until distributed in accordance with the terms of the DCP, each participant's account will be credited with a rate of return equal to the Bank's highest rate of interest paid on the Bank's one-year certificates of deposit or the total return on the Common Stock, as elected by each participant. Account balances will normally be distributed in five substantially equal annual installments beginning during the first quarter of the calendar year following the calendar year in which the participant ceases to be a director or employee, with any subsequent distributions being made by the last day of the first quarter of each subsequent calendar year until the participant has received the entire amount of his or her account. Participants may, however, elect to receive their distributions in a lump sum or in installments paid over a period of up to 10 years. In the event of a participant's death, the balance of his or her plan account will be paid in a lump sum (unless the participant elects to continue the previously designated distribution method) to his or her designated beneficiary, or if none, the participant's estate.

      The Bank has established a trust in order to hold assets with which to pay plan benefits to participants. Trust assets are subject to claims of general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the DCP, he or she would be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

      The Bank offers loans to its directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company's Board of Directors. At September 30, 2004, loans to directors and executive officers and their affiliates totaled $23.5 million, or 35.7% of the Company's stockholders' equity, at that date.

-------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
-------------------------------------------------------------------------------

The Audit Committee of the Board of Directors (the "Audit Committee") has:

        1. Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2004 with the management of the Company.

        2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

        3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

      Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2004 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004.

      The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.


                                    Members of the Audit Committee

                                    Richard H. Shirley, Chairman
                                    Ernest A. Koury, Jr.
                                    James G. McClure


-------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

      KPMG LLP was the Company's independent auditor for the 2004 fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The representative will also be available to answer appropriate questions.


-------------------------------------------------------------------------------
                                   AUDIT FEES
-------------------------------------------------------------------------------


      Fees of KPMG LLP for the years ended September 30, 2004 and 2003 were $152,400 and $110,435, respectively. Such fees were comprised of the following:

AUDIT FEES

      The aggregate fees for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $127,500 and $90,500 for the fiscal years ended September 30, 2004 and 2003, respectively.

AUDIT-RELATED FEES

      The aggregate fees for audit-related services were $7,500 and $3,000, respectively, for the fiscal years ended September 30, 2004 and 2003. For both fiscal years, these fees related to the FHLB agreed-upon procedures engagement.

TAX FEES

      The aggregate fees for tax services for the fiscal years ended September 30, 2004 and 2003 were $17,400 and $16,935, respectively. For the fiscal year ended September 30, 2004, these fees consisted of $17,400 for tax compliance services. For the fiscal year ended September 30, 2003, these fees consisted of $16,250 for tax compliance services and $685 for miscellaneous tax consulting services.

 ALL OTHER FEES

      The aggregate fees for all other services, exclusive of the fees disclosed above, rendered during each of the fiscal years ended September 30, 2004 and 2003, were $0.


-------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

      Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2004 all Reporting Persons have complied with these reporting requirements.


-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's 2004 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

        For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than January 5, 2004. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending September 30, 2005, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 445 S. Main Street, Burlington, North Carolina 27215 by no later than August 28, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ A. Christine Baker

                                     A. Christine Baker
                                     Secretary

January 5, 2005
Burlington, North Carolina


-------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
-------------------------------------------------------------------------------


      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 1ST STATE BANCORP, INC., 445 S. MAIN STREET, BURLINGTON, NORTH CAROLINA 27215.

                                                                      APPENDIX A

                                 AUDIT COMMITTEE

                                     CHARTER

      The Board of Directors of 1st State Bancorp, Inc. (the "Company") has constituted and established an audit committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

      Committee Mission: The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of these activities to the Board. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors retained by the Committee are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to overall changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk management policies and ethical behavior.


A.  COMPOSITION

      The Committee shall consist of three or more directors, each of whom is "independent" as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Act") and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), the ("SEC Regulations "), or whose failure to be "independent" shall fall within one of the exemptions set forth in the Act and SEC Regulations, and is independent under the rules of The Nasdaq Stock Market ("Nasdaq") as set forth in the National Association of Securities Dealers' Manual (the "Manual").

B.  PRINCIPAL FUNCTIONS

      The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

 (1) Review the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

 (2) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes.

 (3) Meet and discuss with the Company's legal counsel, as appropriate, legal matters that may have a significant impact on the Company or its financial reports.

 (4) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

 (5)   Review and reassess the adequacy of this Charter annually.

 (6) Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attestation services for the Company. Such independent auditors shall be duly registered with the Public Accounting Oversight Board. Approve the fees and other significant compensation to be paid to the independent auditors.

 (7) Review, evaluate and approve any permissible non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders.

 (8) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Review and discuss with the independent auditor all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditor and management.

 (9) Meet with management and independent auditors to (a) discuss the scope of the annual audit, (b) discuss the annual audited financial statements including disclosures made in the Company's Annual Report on Form 10-K,
       (c) discuss any significant matter arising from the audit or report as disclosed to the Committee by management or the independent auditors, (d) review the form of opinion the independent auditors propose to render with respect to the audited annual financial statements, (e) discuss significant changes to the Company's auditing and accounting principles, policies, or procedures proposed by management or the independent auditors, (f) inquire of the independent auditors of significant risks or exposures, if any, that have come to the attention of the independent auditors and any difficulties encountered in conducting the audit, including any restrictions on the scope of activities or access to requested information and any significant disagreement with management.

 (10) Ensure that the independent auditors submit to the Committee written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and discuss with the independent auditors their independence.

 (11) Discuss with the independent auditors the matters required to be discussed by SAS 61 Communication with Audit Committees and SAS 90 Audit Committee Communications, which include:

            (a) methods used to account for significant unusual transactions;
            (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
            (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
            (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and
            (e) information regarding the auditor's judgment about quality, not just acceptability, of the Company's auditing principles.

 (12) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary and appropriate, to carry out the Committee's duties.

  13) Be provided with appropriate funding by the Company, as determined by the Committee, for payment of:

       (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
       (b)   compensation to any advisers employed by the Committee; and
       (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

 (14) Obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company, and at least annually discuss with the independent auditors any relationship or services which may impact the independent auditors' objectivity or independence, and take appropriate actions to ensure such independence.

 (15) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

 (16) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting matters.

 (17) Review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and determine whether to approve any such transaction.

 (18) As required by law, the Audit Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

 (19) Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance generally provided to analysts and rating agencies.

 (20) Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the independent auditor, the chief financial officer and the chief executive officer.

 (21) Discuss any difficulties encountered by the independent auditor during the course of the audit, any restrictions on their activities, any restrictions on their access to information, and any significant disagreements with management.

 (22) Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function, as needed. The internal audit function shall have a direct reporting responsibility to the Board of Directors through the Audit Committee.

 (23) Review the appointment, performance and replacement of the internal audit function.

 (24) Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

 (25) Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report may be included in the Company's annual proxy statement.

 (26) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

C.  MEETINGS

      Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. Written minutes pertaining to each meeting shall be filed with the Company's Secretary and an oral report shall be presented by the Committee at the next Board meeting.

      At the invitation of the Chairman of the Committee, the meetings shall be attended by the President and Chief Executive Officer, the Chief Financial Officer, the representatives of the independent auditors the Company's internal auditor, and such other persons whose attendance is appropriate to the matters under consideration.

  Approved by the Board of the Company as of April 20, 2004.

                                                                      APPENDIX B
                                     CHARTER
                                     OF THE
                              NOMINATING COMMITTEE
                                     OF THE
                  BOARD OF DIRECTORS OF 1st STATE BANCORP, INC.

                      AS APPROVED BY THE BOARD OF DIRECTORS
                                ON APRIL 20, 2004



I.    AUTHORITY AND COMPOSITION

The Committee is established pursuant to Article II Section 13 of the Bylaws of 1st State Bancorp, Inc. (the "Corporation"). Committee members should be appointed annually by the Board and may be replaced by the Board. None of the Committee members may be an officer of the Corporation. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of the Nasdaq and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's duties and responsibilities.

II.   PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in identifying qualified individuals to become Board members and in determining the composition of the Board of Directors.

III.  RESPONSIBILITIES OF THE COMMITTEE

IN FURTHERANCE OF THIS PURPOSE, THE COMMITTEE SHALL HAVE THE FOLLOWING AUTHORITY AND RESPONSIBILITIES:

      1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to and existing members of the Board, in collectively serving the long-term interests of the stockholders.

      2. Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

      3. Review the qualifications and independence of the members of the Board on a regular periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board; and

      4. Establish a policy, if deemed appropriate by the Committee, with regard to the consideration of director candidates recommended by stockholders.

WITH RESPECT TO THE RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE SHALL:

      1.    Report regularly to the Board on its activities;

      2. Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

      3. Form and delegate authority to subcommittees of one or more Committee members when appropriate;

      4. Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

      5.    Annually review the Committee's own performance.

IV.   GENERAL

IN PERFORMING THEIR RESPONSIBILITIES, COMMITTEE MEMBERS ARE ENTITLED TO RELY IN GOOD FAITH ON INFORMATION, OPINIONS, REPORTS OR STATEMENTS PREPARED OR PRESENTED
BY:

      1. One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

      2. Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

      3. Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                 REVOCABLE PROXY

-------------------------------------------------------------------------------
                             1st STATE BANCORP, INC.
                           BURLINGTON, NORTH CAROLINA
-------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 8, 2005


      The undersigned hereby appoints James G. McClure, T. Scott Quakenbush and Virgil L. Stadler with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of 1st State Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, February 8, 2005, at 5:30 p.m. Eastern Standard Time (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                                                  VOTE
                                                                FOR               WITHHELD
                                                                ---               ---------
1.   The election as directors of all                           /_/                 /_/
     nominees listed below (except as
     marked to the contrary below).

    For a term expiring at the 2008 Annual Meeting:
    ----------------------------------------------

    Richard C. Keziah
    Ernest A. Koury, Jr.
    Richard H. Shirley

    INSTRUCTION:  TO WITHHOLD YOUR VOTE
    FOR ANY OF THE INDIVIDUALS NOMINATED, INSERT
    THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

    ------------------------------------------------


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated January 5, 2005.

Dated:                               , 2005
       ------------------------------




---------------------------------------   ------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER




---------------------------------------   ------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


      Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.